Exhibit 10.21(A)

March 14, 2000

The Tokio Marine and Fire Insurance Co., Ltd.
2-1 Marunouchi 1-Chome
Chiyoda-ku, Tokyo 100 Japan
Attention:  Mr. Shiro Horichi

Re:  Registration Rights

Dear Sirs:

      Financial Security Assurance Holdings Ltd. (the "Company") has requested the waiver of certain rights of The Tokio Marine and Fire Insurance Co., Ltd. ("Tokio Marine") under the Stockholders Agreement dated December 27, 1990, as amended, among Tokio Marine, the Company and U S WEST Capital Corporation ("USWCC"). In consideration of the grant of such waiver, the Company, USWCC and Fund American Enterprises Holdings, Inc. ("FFC") hereby amend that certain Registration Rights Agreement dated May 13, 1994, to which they are a party in order to provide that Tokio Marine has the rights to register the shares of the Company's common stock now held by Tokio Marine as if Tokio Marine were a "Holder" and such shares were "Registrable Securities" under, and as defined in, such Registration Rights Agreement. It is the intent of the parties that this letter shall constitute a binding agreement among Tokio Marine, the Company, USWCC and FFC with respect to the matters set forth herein; however, at the option of Tokio Marine, the Company will prepare and execute, together with USWCC and FFC, an Amended and Restated Registration Rights Agreement in the form described above. The Company hereby confirms that USWCC has borne all out-of-pocket expenses of the Company in connection with the registration of shares in respect of the current DECS offering.

                                        Very truly yours,

                                        FINANCIAL SECURITY ASSURANCE
                                          HOLDINGS LTD.,

                                        By /s/ Bruce Stern
                                          --------------------------------------
                                          Bruce E. Stern, Managing Director


                                        U S WEST CAPITAL CORPORATION,

                                        By /s/ Richard A. Post
                                          --------------------------------------
                                          Richard A. Post, President


                                        FUND AMERICAN ENTERPRISES HOLDINGS,
                                          INC.,

                                        By /s/ Allan L. Waters
                                          --------------------------------------
                                          Allan L. Waters, Senior Vice President